                                                                      Exhibit 16

                               Powers of Attorney

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of April, 1998.

                                    SCUDDER SPAIN AND PORTUGAL FUND, INC.



                                    By  /s/ Richard M. Hunt
                                       -----------------------------------------
                                       Richard Hunt
                                       Director


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Daniel Pierce, Kathryn L. Quirk and Thomas F. McDonough and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                           TITLE             DATE


/s/ Richard M. Hunt
-------------------------------     Director          April 22, 1998
Richard M. Hunt

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of April, 1998.

                                    SCUDDER SPAIN AND PORTUGAL FUND, INC.



                                    By  /s/ Wilson Nolen
                                       -----------------------------------------
                                       Wilson Nolen
                                       Director


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Daniel Pierce, Kathryn L. Quirk and Thomas F. McDonough and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                           TITLE             DATE


/s/ Wilson Nolen
-----------------------------       Director          April 22, 1998
Wilson Nolen

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of April, 1998.

                                    SCUDDER SPAIN AND PORTUGAL FUND, INC.



                                    By  /s/ Nicholas Bratt
                                       -----------------------------------------
                                       Nicholas Bratt
                                       President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Daniel Pierce, Kathryn L. Quirk and Thomas F. McDonough and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                           TITLE             DATE


/s/ Nicholas Bratt
------------------------------      Director          April 22, 1998
Nicholas Bratt

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of April, 1998.

                                    SCUDDER SPAIN AND PORTUGAL FUND, INC.



                                    By  /s/ Jose Pedro Perez Llorca
                                       -----------------------------------------
                                       Jose Pedro Perez Llorca
                                       Director


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Daniel Pierce, Kathryn L. Quirk and Thomas F. McDonough and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                           TITLE             DATE


/s/ Jose Pedro Perez Llorca
---------------------------------   Director          April 22, 1998
Jose Pedro Perez Llorca

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of April, 1998.

                                    SCUDDER SPAIN AND PORTUGAL FUND, INC.



                                    By  /s/ Rogerio C.S. Martins
                                       -----------------------------------------
                                       Rogerio C.S. Martins
                                       Director


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Daniel Pierce, Kathryn L. Quirk and Thomas F. McDonough and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                           TITLE             DATE


Rogerio C.S. Martins
--------------------------------    Director          April 22, 1998
Rogerio C.S. Martins

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 22nd day of April, 1998.

                                    SCUDDER SPAIN AND PORTUGAL FUND, INC.



                                    By  /s/ Daniel Pierce
                                       -----------------------------------------
                                       Daniel Pierce
                                       Director


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Nicholas Bratt, Kathryn L. Quirk and Thomas F. McDonough and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                           TITLE             DATE


/s/ Daniel Pierce
--------------------------------    Director          April 22, 1998
Daniel Pierce